UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 7, 2015

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6600 North Military Trail, Boca Raton, FL	33496
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 7, 2015, Office Depot, Inc. (“Office Depot”) and Staples, Inc. (“Staples”) issued a joint press release announcing that they have been informed by the United States Federal Trade Commission (the “FTC”) that the FTC intends to block their proposed combination. In the press release, Office Depot and Staples have announced their intent to contest the FTC’s decision to challenge the transaction. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Also on December 7, 2015, the Canadian Competition Bureau filed an application to block the transaction with the Canadian Competition Tribunal.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1         Press Release of Office Depot, Inc. and Staples, Inc. dated December 7, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2015

OFFICE DEPOT, INC.

By:	/s/ Elisa D. Garcia C.
Name: Elisa D. Garcia C.
Title: Executive Vice President, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit 99.1         Press Release of Office Depot, Inc. and Staples, Inc. dated December 7, 2015